Exhibit 99.2

                                     HEXCEL
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                              Investor Information

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  Hexcel Corporation, 281 Tresser Boulevard, Stamford, CT 06901 (203) 969-0666
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                                                                  April 23, 2007

       Revised Operating Segments and Reclassification of Sales by Market


Operating Segments
------------------

With effect from January 1, 2007, Hexcel has revised its operating segments to reflect its strategic and operational realignment and focus on advanced structural materials. Hexcel has eliminated its three former global business units and consolidated all our composites related activities into a single organization. The reinforcement product lines, for which the Company is exploring its strategic alternatives, including potential divestiture, are being managed as a separate business. Hexcel will now report three operating segments:

o Composite Materials. The development, manufacture and sale of advanced composite materials including carbon fiber, reinforcements for composites, honeycomb and matrix (prepregs and other polymer systems) products.

o Engineered Products. The development and fabrication of finished and semi-finished structures manufactured from composite materials. This segment includes machined and shaped honeycomb core, structural products for helicopter blades and aircraft, finishing operations for products from our Asian joint ventures as well as our new AcoustiCapTM noise dampening system and our new HexMC(R) parts product lines.

o EBGI Reinforcements. This segment captures Hexcel's U.S. operations related to its electronics, ballistics and general industrial reinforcement product lines. This business is being reported as a separate segment called EBGI Reinforcements.

Table A attached provides details of the revised operating segments for the calendar quarters of 2006 and the calendar years of 2005 and 2006.

Sales by Market
---------------

In integrating its business operations, the Company has reclassified certain of its Reinforcement for Composites product sales between its market segments to reflect improvements in the tracking of sales to market applications and its former Electronics segment sales to its new Industrial segment.

The woven and formed fabrics the Company manufactures for use in Reinforcement for Composite applications are raw material inputs for manufacturers producing composite materials and components. As such, it is difficult to determine in what end market application a customer may use these materials. Historically the Company classified these sales as Commercial Aerospace applications as they were the predominant application. Over time the applications for these products has diversified and the Company's ability to determine the end market application improved. In the process of developing its revised Operating Segments and the identification of the market applications to which they sell, the Company has concluded to classify these sales as Industrial market applications unless it can directly identify their end use in a Commercial Aerospace or Space & Defense application.

The sales of the former Electronics market segment have been reclassified to the Industrial market segment. Sales to U.S. customers are reported as Industrial sales with in EBGI Operating Segment, whereas European customer sales are reported within the Industrial sales of the Composite Materials Operating Segment.

The reclassifications do not affect the Company's identified sales to Boeing, Airbus and their subcontractors detailed in Hexcel's 2006 Annual Report on Form 10-K. In preparing its allocations of its sales to market segments, the Company makes a number of assumptions as to where to classify sales where direct program allocations are not possible. For example, it treats all rotorcraft sales as sales to Space & Defense as it is not possible to determine the element of its sales that may be utilized in helicopters sold to Commercial Aerospace markets. As has been its long standing practice, from time to time the Company will reclassify the sales allocated to market segments as better information becomes available. When such reclassifications occur, the Company reclassifies its prior period sales to present sales by market segment on a consistent basis.

Table B attached provides the reclassified sales by market for quarters ended March 31, 2007, March 31, 2006 and December 31, 2006 as well as for the calendar years of 2005 and 2006. Table C provides the reclassified sales for the four calendar quarters of 2006. Table D reconciles the changes in market classification for the four calendar quarters of 2006 and for the calendar years of 2005 and 2006 between the originally reported classifications and the reclassified information.

                                                                                                         Table A
                                      Hexcel Corporation and Subsidiaries
                         For Each of the Quarters for the Year Ended December 31, 2006,
                                   the Years Ended December 31, 2006 and 2005
                                                  Segment Data
----------------------------------------------------------------------------------------------------------------
                                                                              Unaudited
                                                      ----------------------------------------------------------
( in millions )                                       Composite  Engineered             Corporate &
                                                       Materials  Products     EBGI       Other (a)     Total
----------------------------------------------------------------------------------------------------------------

First Quarter 2006
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  Net Sales to External Customers                     $   213.6  $    46.7  $     40.9  $         -  $    301.2
  Intersegment Sales                                        7.1       (0.2)        0.4         (7.3)          -
----------------------------------------------------------------------------------------------------------------
    Total Sales                                           220.7       46.5        41.3         (7.3)      301.2

  Operating Income (Loss)                                  33.0        5.5         1.3        (10.7)       29.1
    % Operating Margin                                     15.0%      11.8%        3.1%                     9.7%
  Depreciation & Amortization                               8.3        0.9         2.2            -        11.3
  Business Consolidation & Restructuring Expense            0.9        0.1         2.1         (0.1)        3.0
  Stock-based Compensation Expense                          1.1        0.2         0.4          1.7         3.4
  Capital Expenditures & Deposits (b)                      22.7        0.2           -          1.2        24.1
----------------------------------------------------------------------------------------------------------------

Second Quarter 2006
----------------------------------------------------------------------------------------------------------------
  Net Sales to External Customers                     $   227.2  $    46.8  $     35.6  $         -  $    309.6
  Intersegment Sales                                        7.3        0.3         0.2         (7.8)          -
----------------------------------------------------------------------------------------------------------------
    Total Sales                                           234.5       47.1        35.8         (7.8)      309.6

  Operating Income (Loss)                                  36.4        6.1           -         (9.0)       33.5
    % Operating Margin                                     15.5%      13.0%        0.0%                    10.8%
  Depreciation & Amortization                               8.5        0.8         2.2            -        11.5
  Business Consolidation & Restructuring Expense            0.3        0.1         0.7            -         1.1
  Stock-based Compensation Expense                          0.6        0.1         0.2          1.6         2.5
  Capital Expenditures & Deposits (b)                      24.7        0.9         0.1          0.7        26.4
----------------------------------------------------------------------------------------------------------------

Third Quarter 2006
----------------------------------------------------------------------------------------------------------------
  Net Sales to External Customers                     $   204.6  $    47.7  $     30.8  $         -  $    283.1
  Intersegment Sales                                        7.2        0.3         0.2         (7.7)          -
----------------------------------------------------------------------------------------------------------------
    Total Sales                                           211.8       48.0        31.0         (7.7)      283.1

  Operating Income (Loss)                                  29.6        4.7         1.2        (10.6)       24.9
    % Operating Margin                                     14.0%       9.8%        3.9%                     8.8%
  Depreciation & Amortization                               8.1        0.9         1.1            -        10.1
  Business Consolidation & Restructuring Expense            0.5        0.1         0.8            -         1.4
  Stock-based Compensation Expense                          0.5        0.1         0.1          1.0         1.7
  Capital Expenditures & Deposits (b)                      28.9        1.8         0.2          0.7        31.6
----------------------------------------------------------------------------------------------------------------

Fourth Quarter 2006
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  Net Sales to External Customers                     $   212.9  $    50.1  $     36.2  $         -  $    299.2
  Intersegment Sales                                        6.8        0.0         0.2         (7.0)          -
----------------------------------------------------------------------------------------------------------------
    Total Sales                                           219.7       50.1        36.4         (7.0)      299.2

  Operating Income (Loss)                                  20.2        5.5         1.6         (8.3)       19.0
    % Operating Margin                                      9.2%      10.9%        4.4%                     6.3%
  Depreciation & Amortization                               9.0        1.0         0.5            -        10.5
  Business Consolidation & Restructuring Expense            8.3       (0.1)        1.1            -         9.3
  Stock-based Compensation Expense                          0.5        0.1         0.2          0.8         1.6
  Capital Expenditures & Deposits (b)                      33.5        1.9         1.9          0.7        38.0
----------------------------------------------------------------------------------------------------------------

Year to Date December 31, 2006
----------------------------------------------------------------------------------------------------------------
  Net Sales to External Customers                     $   858.3  $   191.3  $    143.6  $         -  $  1,193.1
  Intersegment Sales                                       28.3        0.4         1.0        (29.8)          -
----------------------------------------------------------------------------------------------------------------
    Total Sales                                           886.6      191.7       144.6        (29.8)    1,193.1

  Operating Income (Loss) (c)                             119.2       21.8         4.1        (38.6)      106.4
    % Operating Margin                                     13.4%      11.4%        2.8%                     8.9%
  Depreciation & Amortization                              33.9        3.5         6.0            -        43.4
  Business Consolidation & Restructuring Expense           10.0        0.1         4.8         (0.1)       14.8
  Stock-based Compensation Expense                          2.6        0.5         0.9          5.2         9.2
  Capital Expenditures & Deposits (b)                     109.8        4.8         2.2          3.3       120.1
----------------------------------------------------------------------------------------------------------------

Year to Date December 31, 2005
----------------------------------------------------------------------------------------------------------------
  Net Sales to External Customers                     $   791.5  $   166.1  $    181.9  $         -  $  1,139.5
  Intersegment Sales                                       21.8        2.4         1.1        (25.3)          -
----------------------------------------------------------------------------------------------------------------
    Total Sales                                           813.3      168.5       183.0        (25.3)    1,139.5

  Operating Income (Loss) (d)                             119.4       13.5        17.4        (48.4)      101.9
    % Operating Margin                                       15%         8%          9%                       9%
  Depreciation & Amortization                              35.2        3.5         7.6          0.1        46.4
  Business Consolidation & Restructuring Expense            2.4        0.5           -            -         2.9
  Stock-based Compensation Expense                          0.6        0.1         0.2          1.3         2.2
  Capital Expenditures & Deposits (b)                      60.9        2.6           -          2.9        66.4
----------------------------------------------------------------------------------------------------------------

(a) Corporate expenses are not allocated to the business segments.
(b) Includes deposits for capital purchases.
(c) 2006 includes increased stock compensation expense of $7.1 million following adoption of FAS 123(R)
(d) 2005 Corporate includes litigation settlements and related fees of $18.4 million

See the accompanying investor information letter for further explanations of the reporting changes.


                                                                               Table B
                         Hexcel Corporation and Subsidiaries
                   Net Sales by OperatingSegment and Market Segment
                   For the Quarters Ended March 31, 2007 and 2006,
                       the Quarter Ended December 31, 2006 and
                      the Years Ended December 31, 2006 and 2005
======================================================================================

                                      ------------------------------------------------
                                      Commercial    Space &
(In millions)                          Aerospace    Defense    Industrial     Total
--------------------------------------------------------------------------------------

First Quarter 2007
Composite Materials                    $   104.1   $     52.3   $    73.7   $   230.1
Engineered Products                         39.9         12.2         0.4        52.5
EBGI                                           -            -        46.1        46.1
--------------------------------------------------------------------------------------
Continuing Operations                  $   144.0   $     64.5   $   120.2   $   328.7
                                              44%          20%         36%        100%
Architectural                                  -            -         4.4         4.4
--------------------------------------------------------------------------------------
Total Sales                            $   144.0   $     64.5   $   124.6   $   333.1
                                              43%          19%         38%        100%
--------------------------------------------------------------------------------------

Fourth Quarter 2006
Composite Materials                    $    99.6   $     45.4   $    67.9   $   212.9
Engineered Products                         37.2         11.9         1.0        50.1
EBGI                                           -            -        36.2        36.2
--------------------------------------------------------------------------------------
Continuing Operations                  $   136.8   $     57.3   $   105.1   $   299.2
                                              46%          19%         35%        100%
Architectural                                  -            -         5.6         5.6
--------------------------------------------------------------------------------------
Total Sales                            $   136.8   $     57.3   $   110.7   $   304.8
                                              45%          19%         36%        100%
--------------------------------------------------------------------------------------

First Quarter 2006
Composite Materials                    $   103.4   $     43.0   $    67.2   $   213.6
Engineered Products                         33.1         12.3         1.3        46.7
EBGI                                           -            -        40.9        40.9
--------------------------------------------------------------------------------------
Continuing Operations                  $   136.5   $     55.3   $   109.4   $   301.2
                                              45%          19%         36%        100%
Architectural                                  -            -         5.8         5.8
--------------------------------------------------------------------------------------
Total Sales                            $   136.5   $     55.3   $   115.2   $   307.0
                                              44%          18%         38%        100%
--------------------------------------------------------------------------------------

Year to Date December 31, 2006
Composite Materials                    $   409.5   $    173.0   $   275.7   $   858.2
Engineered Products                        137.8         49.1         4.4       191.3
EBGI                                           -            -       143.6       143.6
--------------------------------------------------------------------------------------
Continuing Operations                  $   547.3   $    222.1   $   423.7   $ 1,193.1
                                              46%          19%         35%        100%
Architectural                                  -            -        23.8        23.8
--------------------------------------------------------------------------------------
Total Sales                            $   547.3   $    222.1   $   447.5   $ 1,216.9
                                              45%          18%         37%        100%
--------------------------------------------------------------------------------------

Year to Date December 31, 2005
Composite Materials                    $   356.7   $    173.5   $   261.4   $   791.6
Engineered Products                        113.8         46.4         5.8       166.0
EBGI                                           -            -       181.9       181.9
--------------------------------------------------------------------------------------
Continuing Operations                  $   470.5   $    219.9   $   449.1   $ 1,139.5
                                              41%          19%         40%        100%
Architectural                                  -            -        21.9        21.9
--------------------------------------------------------------------------------------
Total Sales                            $   470.5   $    219.9   $   471.0   $ 1,161.4
                                              40%          19%         41%        100%
--------------------------------------------------------------------------------------

See the accompanying investor information letter for further explanations of the reporting changes.


                                                                               Table C
                         Hexcel Corporation and Subsidiaries
                  Net Sales by Operating Segment and Market Segment
            For Each of the Quarters for the Year Ended December 31, 2006
======================================================================================

                                      ------------------------------------------------
                                       Commercial    Space &
(In millions)                          Aerospace     Defense    Industrial    Total
--------------------------------------------------------------------------------------

First Quarter 2006
Composite Materials                    $    103.4  $      43.0  $     67.2  $   213.6
Engineered Products                          33.1         12.3         1.3       46.7
EBGI                                            -            -        40.9       40.9
--------------------------------------------------------------------------------------
Continuing Operations                  $    136.5  $      55.3  $    109.4  $   301.2
                                               45%          19%         36%       100%
Architectural                                   -            -         5.8        5.8
--------------------------------------------------------------------------------------
Total Sales                            $    136.5  $      55.3  $    115.2  $   307.0
                                               44%          18%         38%       100%
--------------------------------------------------------------------------------------

Second Quarter 2006
Composite Materials                    $    108.5  $      44.0  $     74.7  $   227.2
Engineered Products                          33.5         12.3         1.0       46.8
EBGI                                            -            -        35.6       35.6
--------------------------------------------------------------------------------------
Continuing Operations                  $    142.0  $      56.3  $    111.3  $   309.6
                                               46%          18%         36%       100%
Architectural                                   -            -         6.4        6.4
--------------------------------------------------------------------------------------
Total Sales                            $    142.0  $      56.3  $    117.7  $   316.0
                                               45%          18%         37%       100%
--------------------------------------------------------------------------------------

Third Quarter 2006
Composite Materials                    $     98.0  $      40.6  $     66.0  $   204.6
Engineered Products                          34.0         12.6         1.1       47.7
EBGI                                            -            -        30.8       30.8
--------------------------------------------------------------------------------------
Continuing Operations                  $    132.0  $      53.2  $     97.9  $   283.1
                                               47%          19%         34%       100%
Architectural                                   -            -         6.0        6.0
--------------------------------------------------------------------------------------
Total Sales                            $    132.0  $      53.2  $    103.9  $   289.1
                                               46%          18%         36%       100%
--------------------------------------------------------------------------------------

Fourth Quarter 2006
Composite Materials                    $     99.6  $      45.4  $     67.9  $   212.9
Engineered Products                          37.2         11.9         1.0       50.1
EBGI                                            -            -        36.2       36.2
--------------------------------------------------------------------------------------
Continuing Operations                  $    136.8  $      57.3  $    105.1  $   299.2
                                               46%          19%         35%       100%
Architectural                                   -            -         5.6        5.6
--------------------------------------------------------------------------------------
Total Sales                            $    136.8  $      57.3  $    110.7  $   304.8
                                               45%          19%         36%       100%
--------------------------------------------------------------------------------------

See the accompanying investor information letter for further explanations of the reporting changes.

                                                                                                          Table D
                                       Hexcel Corporation and Subsidiaries
                            Net Sales by Market Segment - New Classification vs Prior
                          For Each of the Quarters for the Year Ended December 31, 2006
                                 For the Yers Ended December 31, 2006 and 2005,
=================================================================================================================

                                                     ------------------------------------------------------------
                                                     Commercial   Space &
(In millions)                                         Aerospace   Defense   Industrial Electronics (a)      Total
-----------------------------------------------------------------------------------------------------------------

First Quarter 2006
As originally classified                              $   153.2  $    52.0  $     81.9  $        14.1   $  301.2
Reclassifications                                         (16.7)       3.3        27.5          (14.1)         -
                                                     ------------------------------------------------------------
   As reclassified and now reported                   $   136.5  $    55.3  $    109.4  $           -   $  301.2
-----------------------------------------------------------------------------------------------------------------

Second Quarter 2006
As originally classified                              $   160.2  $    54.2  $     82.2  $        13.0   $  309.6
Reclassifications                                         (18.2)       2.1        29.1          (13.0)         -
                                                     ------------------------------------------------------------
   As reclassified and now reported                   $   142.0  $    56.3  $    111.3  $           -   $  309.6
-----------------------------------------------------------------------------------------------------------------

Third Quarter 2006
As originally classified                              $   149.9  $    50.0  $     70.5  $        12.7   $  283.1
Reclassifications                                         (17.9)       3.2        27.4          (12.7)         -
                                                     ------------------------------------------------------------
   As reclassified and now reported                   $   132.0  $    53.2  $     97.9  $           -   $  283.1
-----------------------------------------------------------------------------------------------------------------

Fourth Quarter 2006
As originally classified                              $   154.7  $    55.0  $     77.5  $        12.0   $  299.2
Reclassifications                                         (17.9)       2.3        27.6          (12.0)         -
                                                     ------------------------------------------------------------
   As reclassified and now reported                   $   136.8  $    57.3  $    105.1  $           -   $  299.2
-----------------------------------------------------------------------------------------------------------------

Full Year 2006
As originally classified                              $   618.0  $   211.2  $    312.1  $        51.8   $1,193.1
Reclassifications                                         (70.7)      10.9       111.6          (51.8)         -
                                                     ------------------------------------------------------------
   As reclassified and now reported                   $   547.3  $   222.1  $    423.7  $           -   $1,193.1
-----------------------------------------------------------------------------------------------------------------

Full Year 2005
As originally classified                              $   529.4  $   209.3  $    343.9  $        56.9   $1,139.5
Reclassifications                                         (58.9)      10.6       105.2          (56.9)         -
                                                     ------------------------------------------------------------
   As reclassified and now reported                   $   470.5  $   219.9  $    449.1  $           -   $1,139.5
-----------------------------------------------------------------------------------------------------------------

(a) Our electronics sales are now included in the industrial market and are no longer separately disclosed.

See the accompanying investor information letter for further explanations of the reporting changes.